UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024 (December 19, 2024)

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

255 Glenville Road Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 8.01 Other Events.

On December 19, 2024, at 12:00 p.m. E.T., Belpointe PREP, LLC, a Delaware limited liability company (“Belpointe OZ, “we,” “us,” “our,” or the “Company”), called its annual meeting of unitholders (the “Annual Meeting”) to order. After determining that a quorum, defined as the minimum number of units required to conduct business, was not present either in person or by proxy the Annual Meeting was adjourned.

On December 31, 2024, Belpointe OZ announced that the adjourned Annual Meeting will be reconvened on Friday, January 24, 2025, at 12:00 p.m. E.T., at the Company’s corporate headquarters, located at 255 Glenville Road, Greenwich, Connecticut 06831. Unitholders planning to attend the adjourned meeting in person are requested to contact Belpointe OZ’s Investor Relations team at 1-833-828-2721 or via email at IR@belpointeoz.com for further details.

The record date for the Annual Meeting remains unchanged as October 30, 2024. Unitholders who have already submitted their proxy or voted and do not wish to change their vote do not need to take any additional action.

There are no changes to the agenda or the items of business to be voted upon at the Annual Meeting. Belpointe OZ encourages all unitholders to review the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (“SEC”) on November 5, 2024, along with other related proxy materials. These documents are available free of charge on the SEC’s website at www.sec.gov.

On December 31, 2024, Belpointe OZ issued a press release announcing the adjournment of the Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 31, 2024, issued by Belpointe PREP, LLC.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2024

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer